UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2023

Advantage Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38990	83-4629508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15310 Barranca Parkway, Suite 100
Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 797-2900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ADV	The NASDAQ Stock Market LLC
Warrants to purchase Class A common stock	ADVWW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Jill Griffin as Chief Executive Officer and Director

On January 16, 2023, Jill Griffin informed the Board of Directors (the “Board”) of Advantage Solutions Inc. (the “Company”) that she resigned as the Company’s Chief Executive Officer and as member of the Company’s board of directors (the “Board”), effective January 16, 2023.

Griffin Separation Agreement

In connection with Ms. Griffin’s resignation as Chief Executive Officer of the Company, the Company and Ms. Griffin entered into a Separation Agreement and General Release (the “Separation Agreement”), pursuant to which Ms. Griffin’s employment terminated effective as of January 16, 2023. Pursuant to the Separation Agreement, Ms. Griffin is eligible to receive severance benefits of (i) continued payment of base salary for 24 months following the date of termination, (ii) a pro-rated bonus for 2023 based on actual results for the full year, (iii) 24 months of continued health insurance coverage at active employee rates, (iv) pro-rated vesting of outstanding time-based equity awards scheduled to vest on the next applicable vesting date based on the number of days worked during the then-current vesting period and (v) pro-rated vesting of outstanding performance-based equity awards scheduled to vest on the next applicable vesting date based on the number of days worked during the then-current performance period (with performance stock units (“PSUs”) vesting based on actual performance). Ms. Griffin’s receipt of her severance benefits is subject to and conditioned upon her non-revocation of the Separation Agreement and her continued compliance with any restrictive covenants.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Appointment of David Peacock as Chief Executive Officer and Director

On January 16, 2023, the Company approved the appointment of David Peacock to succeed Ms. Griffin as the Company’s Chief Executive Officer and as a member of the Board to fill the vacancy left by Ms. Griffin’s resignation as a Class III director, in each case, effective February 1, 2023 (the “Appointment Date”). Following Mr. Peacock’s appointment to the Board, he will initially serve as a director until the Company’s 2023 annual meeting of stockholders or his earlier resignation, retirement or removal.

Mr. Peacock served as the Chief Operating Officer of Continental Grain Company, a global investor, owner and operator of companies across the food and agribusiness spectrum, from October 2021 until January 2023 and served as a member of its board of directors from April 2021 to June 2022. He also served as President and Chief Operating Officer of Schnuck Markets, Inc., a family-owned grocery retailer, from May 2017 to October 2021 and served on its board of directors until January 2023. Previously, Mr. Peacock served on the board for, and was the founder and chairman of, Vitaligent, LLC, a multi-unit restaurant franchise until the business was sold in 2022. Mr. Peacock also spent approximately 20 years in various roles at Anheuser-Busch, a brewing company, including serving as senior advisor from February 2012 to June 2012, president from November 2008 to February 2012, vice president of marketing from October 2007 to November 2008, and vice president of business operations from December 2004 to September 2007. He has also served on the board of directors of Wayne-Sanderson Farms, a privately held poultry business, since the closing of the merger of Sanderson Farms and Wayne Farms in July 2022. Mr. Peacock has also served as a member of the board of directors of Stifel Financial Corp. (NYSE: SF) since 2017 and of Post Holdings Partnership Corporation from 2021 until January 2023. He has also served on the Board of Trustees of the Urban League of Metropolitan St. Louis, a member of the Board of Directors of Pink Ribbon Girls, and a member of the Board of Directors of WePower. Mr. Peacock received his B.A. from the University of Kansas and his Masters of Business Administration & Management from Washington University in St. Louis.

There are no arrangements or understandings between Mr. Peacock and any other persons pursuant to which he was selected as a director, and there are no family relationships between him and any director or executive officer of the Company. Mr. Peacock has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Peacock will not serve on any committees of the Board or receive any directors’ fees.

Tanya Domier, the current Chair of the Board and former Chief Executive Officer of the Company, has agreed to serve as Interim Principal Executive Officer until the Appointment Date.

Peacock Employment Agreement

In connection with the appointment of Mr. Peacock as Chief Executive Officer of the Company, the Company and Mr. Peacock entered into an Employment Agreement (the “Peacock Agreement”), pursuant to which Mr. Peacock will commence employment on February 1, 2023 (unless otherwise mutually agreed between Mr. Peacock and the Company) and will receive an annual base salary of $1,100,000 and a cash signing bonus of $1,300,000 (the “Signing Bonus”). Mr. Peacock will also be eligible to receive a target bonus of 150% of his base salary, with a guaranteed bonus with respect to 2023 of no less than 150% of his 2023 base salary (i.e., $1,650,000) and an annual equity award under the Company’s 2020 Incentive Award Plan (the “Plan”) with an aggregate grant date fair value (as calculated based on the closing price of the Company’s Class A common stock on the grant date) of $3,000,000, 50% of which shall be granted in the form of restricted stock units (“RSUs”) vesting in annual installments over three years, and 50% of which shall be granted in the form of PSUs becoming eligible to vest upon the attainment of performance goals established by the Compensation Committee of the Board.

As provided in the Peacock Agreement, the Company will also make certain one-time equity grants to Mr. Peacock under the Plan upon the commencement of his employment with the Company. Such equity awards will include (i) an award of shares with an aggregate grant date fair value (as calculated based on the closing price of the Company’s Class A common stock on the grant date) of $3,000,000, which, together with the Signing Bonus, are subject to repayment or forfeiture on an after-tax basis in the event Mr. Peacock resigns without good reason (as defined in the Peacock Agreement) or is terminated for cause (as defined in the Peacock Agreement), in each case prior to the first anniversary of his commencement of employment, and (ii) 8,000,000 options, 2,000,000 of which will have an exercise price of $2.50, 2,750,000 of which will have an exercise price of $5.00, and 3,250,000 of which will have an exercise price of $10.00, and all of which shall vest in annual installments over five years, with full acceleration upon the earlier to occur of (i) the first date on which the equity holders of Karman Topco L.P. have sold units in Karman Topco L.P. worth no less than $2.1 billion at an implied Company share price of no less than $10.00 per share and (ii) a Change in Control (as defined in the Plan). Notwithstanding the foregoing, in no event will the options have an exercise price less than the fair market value per share of the Company’s common stock on the date of grant. Mr. Peacock will also be eligible to participate in the health insurance and benefit programs generally available to senior executives of the Company.

If the Company terminates Mr. Peacock’s employment without cause or if Mr. Peacock resigns for good reason, the Company will, subject to his execution and non-revocation of a general release and continued compliance with any restrictive covenants, pay him severance benefits of: (i) continued payment of base salary for 24 months following the date of termination, (ii) a pro-rated bonus for the year of termination based on actual results for the full performance period in which employment terminates, (iii) a cash lump sum of $72,000, which may be used by Mr. Peacock to pay for continued health care coverage, and (iv) pro-rated vesting of outstanding time-based equity awards scheduled to vest on the next applicable vesting date based on the number of days worked during the then-current vesting period, and (v) pro-rated vesting of outstanding performance-based equity awards scheduled to vest on the next applicable vesting date based on the number of days worked during the then-current performance period (with PSUs vesting based on actual performance). In addition, Mr. Peacock’s outstanding stock options will remain exercisable until the third anniversary of the termination date (or, if earlier, the original outside expiration date of such awards).

Under the terms of the Peacock Agreement, Mr. Peacock has agreed not to disparage the Company during his employment term or at any time thereafter.

The foregoing description of the Peacock Agreement is qualified in its entirety by reference to the full text of the Peacock Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Appointment of Christopher Baldwin as Director

In addition to the foregoing, on January 16, 2023, the Board appointed Christopher Baldwin as a Class I director, to serve until the Company’s 2024 annual meeting of stockholders or his earlier resignation, retirement or removal, effective February 1, 2023.

Mr. Baldwin currently serves as the Executive Chairman of the board of directors of BJ’s Wholesale Club Holdings, Inc. (NYSE: BJ) (“BJ’s”), a membership-only warehouse chain, and has been a member of the board since 2015. Previously, he was President and Chief Operating Officer of BJ’s in 2015 and also served as Chief Executive Officer of the company from February 2016 until February 2020. He also currently serves as a Managing Partner of CVC (U.S.) Advisors, Inc. He also served as Chief Executive Officer of Hess Retail Corporation, a global independent energy company, from 2010 to March 2015. He has also held executive roles at Kraft Foods Group, Inc., a food and beverage company, from 2007 to 2010, The Hershey Company, a global confectionary manufacturer, from 2004 to 2007, Nabisco, a manufacturer of cookies and snacks, and The Procter & Gamble Company, a multinational consumer goods corporation. Mr. Baldwin is the former chairman of the board of the National Retail Federation, the world’s largest retail trade association. Mr. Baldwin is also active in the community, serving as an executive board member at Harlem Lacrosse and Leadership, a school-based nonprofit that provides educational intervention, leadership training and lacrosse for at-risk youth. Mr. Baldwin graduated from Siena College in Loudonville, New York with a bachelor’s degree in Economics.

Mr. Baldwin is affiliated with CVC Capital Partners, and therefore he will not receive compensation in accordance with the Company’s standard non-employee director compensation package, which is more fully described under the caption “Director Compensation” in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2022, as may be adjusted by the Board from time to time.

There are no arrangements or understandings between Mr. Baldwin and any other persons pursuant to which he was selected as a director, and there are no family relationships between Mr. Baldwin and any director or executive officer of the Company. Mr. Baldwin has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

On January 18, 2023, the Company issued a press release regarding the executive transition matters described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K, including any information furnished in connection therewith, that may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected terms of severance arrangements, the commencement of employment by certain officers, and the future performance of the Company’s business. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. These forward-looking statements generally are identified by the words “may,” “should,” “expect,” “intend,” “will,” “would,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

Detailed risk factors affecting the Company are set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 1, 2022 and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1#	Separation Agreement and General Release, dated January 16, 2023, by and between Advantage Solutions Inc. and Jill Griffin.

10.2	Employment Agreement, dated January 16, 2023, by and between Advantage Solutions Inc. and David Peacock.

99.1	Press Release issued by Advantage Solutions Inc., dated January 18, 2023 regarding the naming of a new Chief Executive Officer and a new board member.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2023

ADVANTAGE SOLUTIONS INC.

By:	/s/ Brian Stevens
Name:	Brian Stevens
Title:	Chief Financial Officer and
Chief Operating Officer